SUPPLEMENT TO FIDELITY'S TARGETED INTERNATIONAL EQUITY FUNDS
DECEMBER 29, 1999 PROSPECTUS

On February 17, 2000, the Board of Trustees of Fidelity Europe Fund and Fidelity Europe Capital Appreciation Fund authorized elimination of each fund's 3.00% front-end sales charge. Beginning March 1, 2000, purchases of shares of the funds will not be subject to a sales charge.

In addition, on February 17, 2000, the Board of Trustees of Fidelity Europe Fund and Fidelity Europe Capital Appreciation Fund authorized the reduction of each fund's redemption fee period from 90 days to 30 days. Redemptions after February 29, 2000, of shares held less than 30 days will be subject to a redemption fee of 1.00% of the amount redeemed.

On February 17, 2000, the Board of Trustees of Fidelity Pacific Basin Fund approved increasing the redemption fee from 1.00% to 1.50%. Redemptions after May 31, 2000 of shares held less than 90 days will be subject to a redemption fee of 1.50% of the amount redeemed.

The following information supplements the information under the heading "Principal Investment Strategies" for Hong Kong and China Fund found in the "Investment Summary"section on page P-4.

(small solid bullet) Potentially investing in securities of other
Southeast Asian issuers such as Taiwanese issuers.

   The following information supplements the information under the heading "Principal Investment Risks" for Hong Kong and China Fund found in the "Investment Summary" section beginning on page P-4.

   (small solid bullet)     GEOGRAPHIC CONCENTRATION IN SOUTHEAST
ASIA.    Most Southeast Asian economies are generally considered
emerging markets and are currently in recessions. International trade, government policy, and political and social stability can significantly affect economic growth. The markets in Southeast Asia can be extremely volatile. The Taiwanese economy can be significantly affected by security threats from the People's Republic of China. Currency issues and economic competition also can significantly affect economic growth.

The following information replaces similar information found under the heading "Average Annual Returns" found in the "Performance" section on page P-12.

The returns in the following table include the effect of each fund's 3.00% maximum applicable front-end sales charge, which has been eliminated effective March 1, 2000, for Europe Fund and Europe Capital Appreciation Fund.

The following information replaces similar information found in the "Fee Table" section on page P-13.

SHAREHOLDER FEES (PAID BY THE INVESTOR DIRECTLY)

Maximum sales charge (load)    3.00%A
on purchases (as a % of
offering price) for Canada
Fund, Emerging Markets Fund,
Hong Kong and China Fund,
Japan Fund, Japan Smaller
Companies Fund, Latin
America Fund, Nordic Fund,
Pacific Basin Fund, and
Southeast Asia Fund only

Sales charge (load) on         None
reinvested distributions

Deferred sales charge (load)   None
on redemptions

Redemption fee on shares held  1.50%
less than 90 days (as a % of
amount redeemed) for Canada
Fund, Emerging Markets Fund,
Hong Kong and China Fund,
Japan Fund, Japan Smaller
Companies Fund, Latin
America Fund, Nordic Fund,
and Southeast Asia Fund only

Redemption fee on shares held  1.50%
less than 90 days that are
redeemed after May 31, 2000
(as a % of amount redeemed)
for Pacific Basin Fund only

Redemption fee on shares held  1.00%
less than 90 days that are
redeemed on or before May
31, 2000 (as a % of amount
redeemed) for Pacific Basin
Fund only

Redemption fee on shares held  1.00%
less than 30 days (as a % of
amount redeemed) for Europe
Fund and Europe Capital
Appreciation Fund only

Annual account maintenance     $ 12.00
fee (for accounts under
$2,500)

A LOWER SALES CHARGES MAY BE AVAILABLE FOR ACCOUNTS OVER $250,000.

The following information replaces similar information found in the "Fee Table" section on page P-14.

ANNUAL FUND OPERATING EXPENSES (PAID FROM FUND ASSETS)

HONG KONG AND CHINA FUND      Management fee               0.73%

                              Distribution and Service     None
                              (12b-1) fee

                              Other expenses               0.61%

                              Total annual fund operating  1.34%
                              expenses

JAPAN SMALLER COMPANIES FUND  Management fee               0.72%

                              Distribution and Service     None
                              (12b-1) fee

                              Other expenses               0.35%

                              Total annual fund operating  1.07%
                              expenses

NORDIC FUND                   Management fee               0.73%

                              Distribution and Service     None
                              (12b-1) fee

                              Other expenses               0.54%

                              Total annual fund operating  1.27%
                              expenses

   The following information replaces similar information found in the "Fee Table" section on page P-15.

EUROPE FUND                  1 year    $ 98

                             3 years   $ 306

                             5 years   $ 531

                             10 years  $ 1,178

EUROPE CAPITAL APPRECIATION  1 year    $ 109
FUND

                             3 years   $ 340

                             5 years   $ 590

                             10 years  $ 1,306

   The following information replaces the similar information under the heading "Principal Investment Strategies" for Hong Kong and China Fund found in the "Investment Details" section on page P-18.

   FMR normally invests at least 65% of the fund's total assets in securities of Hong Kong and Chinese issuers. Currently, FMR anticipates that most of the fund's investments will be in Hong Kong issuers. FMR may also invest the fund's assets in other Southeast Asian issuers such as Taiwanese issuers. FMR normally invests the fund's assets primarily in common stocks.

   The following information supplements the information under the heading "Principal Investment Risks" found in the "Investment Details" section beginning on page P-20.

   The     TAIWANESE    economy can be significantly affected by
security threats from the People's Republic of China. In addition, the Taiwanese economy can be significantly affected by currency fluctuations and increasing competition from Asia's low-cost emerging economies.

The following information replaces the first three paragraphs under the heading "Buying Shares" found in the "Buying and Selling Shares" section on page P-23.

The price to buy one share of Europe Fund or Europe Capital Appreciation Fund is the fund's NAV. Each fund's shares are sold without a sales charge. The price to buy one share of Canada Fund, Emerging Markets Fund, Hong Kong and China Fund, Japan Fund, Japan Smaller Companies Fund, Latin America Fund, Nordic Fund, Pacific Basin Fund, or Southeast Asia Fund is the fund's offering price or the fund's NAV, depending on whether you pay a sales charge.

If you pay a sales charge, your price will be the fund's offering price. When you buy shares of a fund at the offering price, Fidelity deducts the appropriate sales charge and invests the rest in the fund. If you qualify for a sales charge waiver, your price will be the fund's NAV.

The offering price of Canada Fund, Emerging Markets Fund, Hong Kong and China Fund, Japan Fund, Japan Smaller Companies Fund, Latin America Fund, Nordic Fund, Pacific Basin Fund, or Southeast Asia Fund is the fund's NAV divided by the difference between one and the applicable sales charge percentage. The maximum sales charge is 3.00% of the offering price.

The following information replaces the second paragraph under the heading "Selling Shares" found in the "Buying and Selling Shares" section on page P-25.

Canada Fund, Emerging Markets Fund, Hong Kong and China Fund, Japan Fund, Japan Smaller Companies Fund, Latin America Fund, Nordic Fund, and Southeast Asia Fund will deduct a short-term trading fee of 1.50% from the redemption amount if you sell your shares after holding them less than 90 days. Europe Fund and Europe Capital Appreciation Fund will deduct a short-term trading fee of 1.00% from the redemption amount if you sell your shares after holding them less than 30 days. Pacific Basin Fund will deduct a short-term trading fee of 1.00% from the redemption amount if you sell your shares on or before May 31, 2000 after holding them less than 90 days, and will deduct a short-term trading fee of 1.50% from the redemption amount if you sell your shares after May 31, 2000 after holding them less than 90 days. This fee is paid to the fund rather than Fidelity, and is designed to offset the brokerage commissions, market impact, and other costs associated with fluctuations in fund asset levels and cash flow caused by short-term shareholder trading.

   The following information replaces similar information under the heading "Features" found in the "Account Features and Policies" section on page P-27.

PERSONAL WITHDRAWAL SERVICE
TO SET UP PERIODIC
REDEMPTIONS FROM YOUR
ACCOUNT TO YOU OR TO YOUR
BANK ACCOUNT.

FREQUENCY                    PROCEDURES
Monthly                      (small solid bullet) To set
                             up, call 1-800-544-6666.

                             (small solid bullet) To make
                             changes, call Fidelity at
                             1-800-544-6666 at least
                             three business days prior to
                             your next scheduled
                             withdrawal date.

                             (small solid bullet) Because
                             of Canada Fund's, Emerging
                             Markets Fund's, Hong Kong
                             and China Fund's, Japan
                             Fund's, Japan Smaller
                             Companies Fund's, Latin
                             America Fund's, Nordic
                             Fund's, Pacific Basin
                             Fund's, and Southeast Asia
                             Fund's front-end sales
                             charge, you may not want to
                             set up a systematic
                             withdrawal program when you
                             are buying Canada Fund's,
                             Emerging Markets Fund's,
                             Hong Kong and China Fund's,
                             Japan Fund's, Japan Smaller
                             Companies Fund's, Latin
                             America Fund's, Nordic
                             Fund's, Pacific Basin
                             Fund's, or Southeast Asia
                             Fund's shares on a regular
                             basis.

The following information replaces similar information found in the "Fund Management" section on page P-30.

Ian Hart is manager of Europe Capital Appreciation Fund, which he has managed since April 2000. Mr. Hart joined Fidelity in 1994 as an equity research analyst covering the European retail and diversified industrial sectors.

Patricia Satterthwaite is vice president and lead manager of Latin America Fund, and vice president and manager of Emerging Markets Fund, which she has managed since April 1993 and April 2000, respectively. She also manages other Fidelity funds. Since joining Fidelity in 1986, Ms. Satterthwaite has worked as an analyst and manager.

   Effective June 16, 2000, the following information replaces similar information found in the "Fund Management" section on page P-30.

   Yoko Ishibashi is manager of Japan Fund, which she has managed since June 2000. Since joining Fidelity in 1994, Ms. Ishibashi has worked as an analyst and manager.

   The following information replaces similar information found in the "Fund Management" section on page P-30.

(small solid bullet) Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L), in London, England, serves as a sub-adviser for each fund. As of September 28, 1999, FIIA(U.K.)L had approximately $2.6 billion in discretionary assets under management. Currently, FIIA(U.K.)L is primarily responsible for choosing investments for Europe Fund and Nordic Fund. Currently, FIIA(U.K.)L provides investment research and advice on issuers based outside the United States and may also provide investment advisory services for Canada Fund, Emerging Markets Fund, Europe Capital Appreciation Fund, Hong Kong and China Fund, Japan Fund, Japan Smaller Companies Fund, Latin America Fund, Pacific Basin Fund, and Southeast Asia Fund.

The following information replaces similar information found in the "Fund Distribution" section on page P-32.

FDC distributes each fund's shares.

You may pay a sales charge when you buy your shares of Canada Fund, Emerging Markets Fund, Hong Kong and China Fund, Japan Fund, Japan Smaller Companies Fund, Latin America Fund, Nordic Fund, Pacific Basin Fund, and Southeast Asia Fund.

FDC collects the sales charge.

Canada Fund's, Emerging Markets Fund's, Hong Kong and China Fund's, Japan Fund's, Japan Smaller Companies Fund's, Latin America Fund's, Nordic Fund's, Pacific Basin Fund's, and Southeast Asia Fund's sales charge may be reduced if you buy directly through Fidelity or through prototype or prototype-like retirement plans sponsored by FMR or FMR Corp. The amount you invest, plus the value of your account, must fall within the ranges shown below. Purchases made with assistance or intervention from a financial intermediary are not eligible for a sales charge reduction.

                    SALES CHARGE

RANGES              AS A % OF OFFERING PRICE  AS AN APPROXIMATE % OF NET
                                              AMOUNT INVESTED

$0 - 249,999        3.00%                     3.09%

$250,000 - 499,999  2.00%                     2.04%

$500,000 - 999,999  1.00%                     1.01%

$1,000,000 OR MORE  NONE                      NONE

FDC may pay a portion of sales charge proceeds to securities dealers who have sold Canada Fund's, Emerging Markets Fund's, Hong Kong and China Fund's, Japan Fund's, Japan Smaller Companies Fund's, Latin America Fund's, Nordic Fund's, Pacific Basin Fund's, or Southeast Asia Fund's shares, or to others, including banks and other financial institutions (qualified recipients), under special arrangements in connection with FDC's sales activities. The sales charge paid to qualified recipients is 1.50% of a fund's offering price.

The following information replaces similar information found in the "Fund Distribution" section on page P-32.

Canada Fund's, Emerging Markets Fund's, Hong Kong and China Fund's, Japan Fund's, Japan Smaller Companies Fund's, Latin America Fund's, Nordic Fund's, Pacific Basin Fund's, and Southeast Asia Fund's sales charge will not apply:




SUPPLEMENT TO
FIDELITY'S TARGETED INTERNATIONAL EQUITY FUNDS
FIDELITY CANADA FUND, FIDELITY EMERGING MARKETS FUND, FIDELITY EUROPE FUND, FIDELITY EUROPE CAPITAL APPRECIATION FUND,FIDELITY HONG KONG AND CHINA FUND, FIDELITY JAPAN FUND, FIDELITY JAPAN SMALLER COMPANIES FUND (FORMERLY FIDELITY JAPAN SMALL COMPANIES FUND), FIDELITY LATIN AMERICA FUND, FIDELITY NORDIC FUND, FIDELITY PACIFIC BASIN FUND, AND FIDELITY SOUTHEAST ASIA FUND
DECEMBER 29, 1999
STATEMENT OF ADDITIONAL INFORMATION

ON FEBRUARY 17, 2000, THE BOARD OF TRUSTEES OF FIDELITY EUROPE FUND AND FIDELITY EUROPE CAPITAL APPRECIATION FUND AUTHORIZED ELIMINATION OF EACH FUND'S 3.00% FRONT-END SALES CHARGE. BEGINNING MARCH 1, 2000, PURCHASES OF SHARES OF THE FUNDS WILL NOT BE SUBJECT TO A SALES CHARGE.

IN ADDITION, ON FEBRUARY 17, 2000, THE BOARD OF TRUSTEES OF FIDELITY EUROPE FUND AND FIDELITY EUROPE CAPITAL APPRECIATION FUND AUTHORIZED THE REDUCTION OF EACH FUND'S REDEMPTION FEE PERIOD FROM 90 DAYS TO 30 DAYS. REDEMPTIONS AFTER FEBRUARY 29, 2000 OF SHARES HELD LESS THAN 30 DAYS WILL BE SUBJECT TO A REDEMPTION FEE OF 1.00% OF THE AMOUNT REDEEMED.

ON FEBRUARY 17, 2000, THE BOARD OF TRUSTEES OF FIDELITY PACIFIC BASIN FUND APPROVED INCREASING THE REDEMPTION FEE FROM 1.00% TO 1.50%. REDEMPTIONS AFTER MAY 31, 2000 OF SHARES HELD LESS THAN 90 DAYS WILL BE SUBJECT TO A REDEMPTION FEE OF 1.50% OF THE AMOUNT REDEEMED.

   THE FOLLOWING INFORMATION SUPPLEMENTS THE INFORMATION FOUND IN THE "SPECIAL CONSIDERATIONS REGARDING ASIA PACIFIC REGION (EX JAPAN)"
SECTION ON PAGE 25.

       TAIWAN.    For decades, a state of hostility has existed
between Taiwan and the Peoples Republic of China. Beijing has long deemed Taiwan a part of the "one China" and has made a nationalist cause of recovering it. Frequent military provocations and threats of full-scale military action by the Chinese have become more frequent in response to Taiwan's election of a new president who is considered to favor declaring Taiwan's independence. This situation poses a threat to Taiwan's economic well being and could adversely affect the nation's stock market.

   Taiwan is one of Asia's great exporting nations, but it thrives more on imitation than on creativity. Taiwanese companies continue to compete mostly on price, producing generic products or branded merchandise on behalf of multinational companies. Accordingly, these businesses can be particularly vulnerable to currency volatility and from increasing competition from neighboring lower-cost countries.

   Although the listed companies on the Taiwan Stock Exchange cover a wide range of industries, electronics companies and the banking and insurance sector dominate the market. Semiconductor chips and other computer components are a mainstay of Taiwan's electronics sector. The businesses that produce these products are at risk of losing orders from computer companies in the United States as a result of rising concern over possible production disruptions stemming from future military confrontations with China. The semiconductor and electronics business is also highly price-competitive and can be negatively affected by currency fluctuations. In addition, producers face the risk of growing competition from low-cost, emerging economies.

   Taiwan's banking and insurance sector has recently been adversely affected by economic and currency turmoil in Asia. Rising loan defaults and corporate bankruptcies have prompted the Taiwanese government to initiate stabilization measures to prevent further collapse; but the success of these measures is far from assured.

THE FOLLOWING INFORMATION REPLACES THE FIRST TWO PARAGRAPHS FOLLOWING THE HEADING "HISTORICAL FUND RESULTS" FOUND IN THE "PERFORMANCE"
SECTION ON PAGE 34.

Canada Fund, Emerging Markets Fund, Hong Kong and China Fund, Japan Fund, Japan Smaller Companies Fund, Latin America Fund, Nordic Fund, Pacific Basin Fund, and Southeast Asia Fund have a maximum front-end sales charge of 3.00% which is included in the average annual and cumulative returns.

Europe Fund and Europe Capital Appreciation Fund had a maximum front-end sales charge of 3.00% (eliminated effective March 1, 2000) which is included in the average annual and cumulative returns.

For Europe Fund and Europe Capital Appreciation Fund, returns do not include the effect of the funds' 1.00% short-term trading fee, applicable to shares held less than 90 days that were redeemed on or before February 29, 2000.

For Pacific Basin Fund, returns do not include the effect of the fund's 1.00% short-term trading fee, applicable to shares held less than 90 days that are redeemed on or before May 31, 2000.

For Canada Fund, Emerging Markets Fund, Hong Kong and China Fund, Japan Fund, Japan Smaller Companies Fund, Latin America Fund, Nordic Fund, Pacific Basin Fund, and Southeast Asia Fund, returns do not include the effect of the funds' 1.50% short-term trading fee, applicable to shares held less than 90 days.

THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE "PERFORMANCE" SECTION ON PAGE 37.

During the 10-year period ended October 31, 1999, a hypothetical
$10,000 investment in Europe Fund would have grown to $32,385, including the effect of the fund's maximum sales charge, which was eliminated effective March 1, 2000.

THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE "PERFORMANCE" SECTION ON PAGE 37.

Explanatory Notes: With an initial investment of $10,000 in Europe Fund on November 1, 1989, assuming the maximum sales charge had been in effect, the net amount invested in fund shares was $9,700. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $17,759. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $1,728 for dividends and $4,676 for capital gain distributions. The figures in the table do not include the effect of the fund's 1.00% short-term trading fee, applicable to shares held less than 90 days that were redeemed on or before February 29, 2000.

During the period from December 21, 1993 (commencement of operations) to October 31, 1999, a hypothetical $10,000 investment in Europe Capital Appreciation Fund would have grown to $23,822, including the effect of the fund's maximum sales charge, which was eliminated effective March 1, 2000.

THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE "PERFORMANCE" SECTION BEGINNING ON PAGE 37.

Explanatory Notes: With an initial investment of $10,000 in Europe Capital Appreciation Fund on December 21, 1993, assuming the maximum sales charge had been in effect, the net amount invested in fund shares was $9,700. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $14,212. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $601 for dividends and $3,279 for capital gain distributions. The figures in the table do not include the effect of the fund's 1.00% short-term trading fee, applicable to shares held less than 90 days that were redeemed on or before February 29, 2000.

THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE "PERFORMANCE" SECTION ON PAGE 40.

Explanatory Notes: With an initial investment of $10,000 in Pacific Basin Fund on November 1, 1989, assuming the maximum sales charge had been in effect, the net amount invested in fund shares was $9,700. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $12,461. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $479 for dividends and $1,795 for capital gain distributions. The figures in the table do not include the effect of the fund's 1.00% short-term trading fee, applicable to shares held less than 90 days that are redeemed on or before May 31, 2000.

THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE "ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION" SECTION ON PAGE 45.

Pursuant to Rule 22d-1 under the 1940 Act, FDC exercises its right to waive Canada Fund's, Emerging Markets Fund's, Hong Kong and China Fund's, Japan Fund's, Japan Smaller Companies Fund's, Latin America Fund's, Nordic Fund's, Pacific Basin Fund's, and Southeast Asia Fund's front-end sales charge on shares acquired through reinvestment of dividends and capital gain distributions or in connection with a fund's merger with or acquisition of any investment company or trust. In addition, FDC has chosen to waive Canada Fund's, Emerging Markets Fund's, Hong Kong and China Fund's, Japan Fund's, Japan Smaller Companies Fund's, Latin America Fund's, Nordic Fund's, Pacific Basin Fund's, and Southeast Asia Fund's front-end sales charge in certain instances due to sales efficiencies and competitive considerations. The sales charge will not apply:

THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE "ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION" SECTION ON PAGE 46.

Canada Fund's, Emerging Markets Fund's, Hong Kong and China Fund's, Japan Fund's, Japan Smaller Companies Fund's, Latin America Fund's, Nordic Fund's, Pacific Basin Fund's, and Southeast Asia Fund's sales charge may be reduced to reflect sales charges previously paid, or that would have been paid absent a reduction for some purchases made directly with Fidelity as noted in the prospectus, in connection with investments in other Fidelity funds. This includes reductions for investments in prototype-like retirement plans sponsored by FMR or FMR Corp., which are listed above.

On October 12, 1990, each of Canada Fund, Europe Fund, and Pacific Basin Fund changed its sales charge policy from a 2% sales charge upon purchase and a 1% deferred sales charge upon redemption, to a 3% sales charge upon purchase. If you purchased shares prior to that date, when you redeem those shares a deferred sales charge of 1% of the redemption amount will be deducted. On March 1, 2000, the 3% sales charge was eliminated for Europe Fund.

THE FOLLOWING INFORMATION HAS BEEN REMOVED FROM THE "TRUSTEES AND
OFFICERS" SECTION BEGINNING ON PAGE 47.

E. BRADLEY JONES (71), Trustee. Prior to his retirement in 1984, Mr. Jones was Chairman and Chief Executive Officer of LTV Steel Company. He is a Director of TRW Inc. (automotive, space, defense, and information technology), CSX Corporation (freight transportation), Birmingham Steel Corporation (producer of steel and steel products), and RPM, Inc. (manufacturer of chemical products), and he previously served as a Director of NACCO Industries, Inc. (mining and manufacturing, 1985-1995), Hyster-Yale Materials Handling, Inc. (1985-1995), and Cleveland-Cliffs Inc (mining, 1985-1997), and as a Trustee of First Union Real Estate Investments (1986-1997). In addition, he serves as a Trustee of the Cleveland Clinic Foundation, where he has also been a member of the Executive Committee as well as Chairman of the Board and President, a Trustee of University School (Cleveland), and a Trustee of Cleveland Clinic Florida.

RICHARD A. SILVER (52), Treasurer (1997), is Treasurer of the Fidelity funds and is an employee of FMR (1997). Before joining FMR, Mr. Silver served as Executive Vice President, Fund Accounting & Administration at First Data Investor Services Group, Inc. (1996-1997). Prior to 1996, Mr. Silver was Senior Vice President and Chief Financial Officer at The Colonial Group, Inc. Mr. Silver also served as Chairman of the Accounting/Treasurer's Committee of the Investment Company Institute (1987-1993).

J. GARY BURKHEAD (58), Member of the Advisory Board (1997), is Vice Chairman and a Member of the Board of Directors of FMR Corp. (1997) and President of Fidelity Personal Investments and Brokerage Group
(1997). Previously, Mr. Burkhead served as President of Fidelity Management & Research Company.

THE FOLLOWING INFORMATION REPLACES THE SIMILAR INFORMATION FOUND IN THE "TRUSTEES AND OFFICERS" SECTION BEGINNING ON PAGE 47.

NED C. LAUTENBACH (55), Trustee (2000), has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Mr. Lautenbach was Senior Vice President of IBM Corporation from 1992 until his retirement in July 1998. From 1993 to 1995 he was Chairman of IBM World Trade Corporation. He also was a member of IBM's Corporate Executive Committee from 1994 to July 1998. He is a Director of PPG Industries Inc. (glass, coating and chemical manufacturer), Dynatech Corporation (global communications equipment), Eaton Corporation (global manufacturer of highly engineered products) and ChoicePoint Inc. (data identification, retrieval, storage, and analysis).

   THE FOLLOWING INFORMATION SUPPLEMENTS THE INFORMATION FOUND IN THE "TRUSTEES AND OFFICERS" SECTION BEGINNING ON PAGE 47.

   J. MICHAEL COOK (57), Member of the Advisory Board (2000). Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP, Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as an Executive in Residence of the Columbia Business School and as a Director of Dow Chemical Company
(2000), Columbia/HCA Healthcare Corporation (1999), and Children First
(1999). He is a member of the Executive Committee of the Securities Regulation Institute, a member of the Advisory Board of Boardroom Consultants, a Director of the National Forum for Health Care Quality, Measurement and Reporting, past chairman and a member of the Board of Catalyst (a leading organization for the advancement of women in business), and is a Director of the STAR Foundation (Society to Advance the Retarded and Handicapped). He also serves as a member of the Board and Executive Committee and as Co-Chairman of the Audit and Finance Committee of the Center for Strategic & International Studies, a member of the Board of Overseers of the Columbia Business School, and a Member of the Advisory Board of the Graduate School of Business of the University of Florida.

MARIA F. DWYER (41), Deputy Treasurer (2000), is Deputy Treasurer of the Fidelity funds and is a Vice President (1999) and an employee
(1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

ROBERT A. DWIGHT (41),Treasurer (2000), is Treasurer of the Fidelity funds and is an employee of FMR. Prior to becoming Treasurer of the Fidelity funds, he served as President of Fidelity Accounting and Custody Services (FACS). Before joining Fidelity, Mr. Dwight was Senior Vice President of fund accounting operations for The Boston Company.

THE FOLLOWING INFORMATION REPLACES THE COMPENSATION TABLE FOUND IN THE "TRUSTEES AND OFFICERS" SECTION BEGINNING ON PAGE 47.

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board of each fund for his or her services for the fiscal year ended October 31, 1999, or calendar year ended December 31, 1998, as applicable.

COMPENSATION TABLE

AGGREGATE COMPENSATION
FROM A                    Edward C. Johnson 3d**  Abigail P. Johnson **  Ralph F. Cox  Phyllis Burke Davis  Robert  M. Gates
FUND

Canada FundB                   $ 0                     $ 0                    $ 14          $ 13                 $ 14

Emerging Markets FundB         $ 0                     $ 0                    $ 96          $ 93                 $ 96

Europe FundB                   $ 0                     $ 0                    $ 445         $ 427                $ 441

Europe Capital Appreciation    $ 0                     $ 0                    $ 176         $ 169                $ 174
FundB

Hong Kong and China FundB      $ 0                     $ 0                    $ 43          $ 41                 $ 43

Japan FundB                    $ 0                     $ 0                    $ 116         $ 112                $ 116

Japan Smaller Companies FundB  $ 0                     $ 0                    $ 147         $ 142                $ 146

Latin America FundB            $ 0                     $ 0                    $ 98          $ 94                 $ 97

Nordic FundB                   $ 0                     $ 0                    $ 31          $ 30                 $ 31

Pacific Basin FundB            $ 0                     $ 0                    $ 91          $ 88                 $ 91

Southeast Asia FundB           $ 0                     $ 0                    $ 83          $ 80                 $ 83

TOTAL COMPENSATION FROM THE    $ 0                     $ 0                    $ 223,500     $ 220,500            $ 223,500
FUND COMPLEX*,A



COMPENSATION TABLE

AGGREGATE COMPENSATION
FROM A                     E. Bradley Jones ***  Donald J. Kirk  Ned C. Lautenbach ****  Peter S. Lynch **  William O. McCoy
FUND

Canada FundB                   $ 13                  $ 13            $ 1                     $ 0                $ 14

Emerging Markets FundB         $ 96                  $ 95            $ 10                    $ 0                $ 96

Europe FundB                   $ 441                 $ 438           $ 31                    $ 0                $ 441

Europe Capital Appreciation    $ 174                 $ 173           $ 11                    $ 0                $ 174
FundB

Hong Kong and China FundB      $ 43                  $ 42            $ 4                     $ 0                $ 43

Japan FundB                    $ 116                 $ 115           $ 18                    $ 0                $ 116

Japan Smaller Companies FundB  $ 147                 $ 146           $ 40                    $ 0                $ 146

Latin America FundB            $ 97                  $ 97            $ 7                     $ 0                $ 97

Nordic FundB                   $ 31                  $ 31            $ 2                     $ 0                $ 31

Pacific Basin FundB            $ 90                  $ 90            $ 14                    $ 0                $ 91

Southeast Asia FundB           $ 82                  $ 82            $ 9                     $ 0                $ 83

TOTAL COMPENSATION FROM THE    $ 222,000             $ 226,500       $ 0                     $ 0                $ 223,500
FUND COMPLEX*,A



COMPENSATION TABLE

AGGREGATE COMPENSATION FROM A  Gerald C. McDonough  Marvin L. Mann  Robert C. Pozen **  Thomas R. Williams
FUND

Canada FundB                   $ 17                 $ 14            $ 0                 $ 13

Emerging Markets FundB         $ 119                $ 96            $ 0                 $ 94

Europe FundB                   $ 545                $ 441           $ 0                 $ 433

Europe Capital Appreciation    $ 215                $ 174           $ 0                 $ 171
FundB

Hong Kong and China FundB      $ 53                 $ 43            $ 0                 $ 42

Japan FundB                    $ 144                $ 116           $ 0                 $ 114

Japan Smaller Companies FundB  $ 184                $ 146           $ 0                 $ 143

Latin America FundB            $ 120                $ 97            $ 0                 $ 95

Nordic FundB                   $ 38                 $ 31            $ 0                 $ 30

Pacific Basin FundB            $ 113                $ 91            $ 0                 $ 89

Southeast Asia FundB           $ 103                $ 83            $ 0                 $ 81

TOTAL COMPENSATION FROM THE    $ 273,500            $ 220,500       $ 0                 $ 223,500
FUND COMPLEX*,A


* Information is for the calendar year ended December 31, 1998 for 237 funds in the complex.

** Interested Trustees of the funds and Ms. Johnson are compensated by FMR.

*** Mr. Jones served on the Board of Trustees through December 31,
1999.

**** During the period from October 14, 1999 through December 31,
1999, Mr. Lautenbach served as a Member of the Advisory Board.
Effective January 1, 2000, Mr. Lautenbach serves as a Member of the Board of Trustees.

A Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 1998, the Trustees accrued required deferred compensation from the funds as follows: Ralph F. Cox, $75,000; Phyllis Burke Davis, $75,000; Robert M. Gates, $75,000; E. Bradley Jones, $75,000; Donald J. Kirk, $75,000; William O. McCoy, $75,000; Gerald C. McDonough, $87,500; Marvin L. Mann, $75,000; and Thomas R. Williams, $75,000. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation as follows: Ralph F. Cox, $55,039; Marvin L. Mann, $55,039; Thomas R. Williams, $63,433; and William O. McCoy, $55,039.

B Compensation figures include cash.

   THE FOLLOWING INFORMATION HAS BEEN REMOVED FROM THE "MANAGEMENT CONTRACTS" SECTION ON PAGE 55.

   FMR voluntarily agreed to reimburse certain of the funds if and to the extent that the fund's aggregate operating expenses, including management fees, were in excess of an annual rate of its average net assets. The table below shows the periods of reimbursement and levels of expense limitations for the applicable funds; the dollar amount of management fees incurred under each fund's contract before reimbursement; and the dollar amount of the management fees reimbursed by FMR under the expense reimbursement for each period.

   THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION IN THE
"MANAGEMENT CONTRACTS" SECTION ON PAGE 56.

Currently, FIIA is primarily responsible for choosing investments for Southeast Asia Fund and Hong Kong and China Fund. Currently, FIIA (U.K.)L is primarily responsible for choosing investments for Europe Fund and Nordic Fund. Currently, FIJ is primarily responsible for choosing investments for Japan Fund and Japan Smaller Companies Fund.